UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 9, 2007

NNN Healthcare/Office REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 9, 2007, we, through our operating partnership, NNN Healthcare/Office REIT Holdings, L.P., entered into a Membership Interest Purchase and Sale Agreement, or the Agreement, with NNN Gallery Medical Member, LLC, a subsidiary of Triple Net Properties, LLC, a wholly-owned subsidiary of NNN Realty Advisors, Inc., or NNN Realty Advisors, or our Sponsor, for the purchase of a 100% membership interest in NNN Gallery Medical, LLC, for a purchase price of $8,800,000. NNN Gallery Medical, LLC is the entity that owns The Gallery Professional Building, or the Property, located in Saint Paul, Minnesota. Pursuant to the terms of the Agreement, $6,000,000 of the purchase price was to be paid through the assumption of the existing mortgage loan payable on the Property. We financed $1,000,000 of the purchase price through an unsecured loan in the principal amount of $1,000,000 from NNN Realty Advisors, as evidenced by a promissory note, and the balance was provided by funds raised through our initial public offering.

Since we acquired the NNN Gallery Medical, LLC membership interests from a subsidiary of NNN Realty Advisors: (i) an independent appraiser was engaged to value the Property; and (ii) the transaction was approved and determined by a majority of our directors, including a majority of our independent directors, to be fair and reasonable to us, and at a price no greater than the cost of the investment to NNN Realty Advisors’ subsidiary or the Property’s appraised value.

On March 9, 2007, we, through our operating partnership, NNN Healthcare/Office REIT Holdings, L.P., entered into a Membership Interest Assignment Agreement, or the Assignment, with NNN Gallery Medical Member, LLC, for the assignment of its 100% membership interest.

The above descriptions of the Agreement and Assignment are qualified in there entirety by the terms of the agreements attached as Exhibits 10.1 and 10.2, respectively, of this report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information reported in Item 1.01 of this Current Report on Form 8-K, is incorporated herein by reference.

On March 9, 2007, we purchased a 100% membership interest in the Gallery Professional Building from NNN Gallery Medical Member, LLC, for a purchase price of $8,800,000.

We primarily financed the purchase price of the Property through a secured loan with LaSalle Bank National Association, or LaSalle, as evidenced by a promissory note, in the principal amount of $6,000,000. We also financed the purchase price of the Property through an unsecured loan with NNN Realty Advisors, as evidenced by a promissory note, in the principal amount of $1,000,000, and the balance was provided by funds raised through our initial public offering.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 5, 2007, NNN Gallery Medical, LLC, entered into a secured loan with LaSalle. The secured loan is evidenced by a promissory note in the principal amount of $6,000,000. The promissory note is secured by a Mortgage, Security Agreement and Fixture Filing on the Property. The loan matures on March 1, 2017, or the Maturity Date, and bears interest at a rate of 5.76% per annum. The loan provides for the following payments: (a) a payment of accrued interest on the principal amount from February 6, 2007 through February 28, 2007; (b) interest-only payments on the first day of each month commencing April 1, 2007 through March 1, 2011; (c) principal and interest payments equal to $35,052.50 on the first day of each month commencing on April 1, 2011, through February 1, 2017; and (d) the outstanding principal amount, together with all accrued and unpaid interest, due and payable in full on the Maturity Date. The loan provides for a late charge equal to the lesser of: (a) 3% of past due amounts, or (b) the maximum amount permitted by applicable law. The loan also provides for a default interest rate equal to the lesser of: (a) 10.76% per annum or (b) the maximum amount permitted by applicable law.

On March 9, 2007, in connection with our acquisition of a 100% membership interest in NNN Gallery Medical, LLC, we, through our operating partnership, entered into a Consent to Transfer and Agreement, or the Consent to Transfer, with NNN Gallery Medical, LLC, NNN Gallery Medical Member, LLC, NNN Realty Advisors, and LaSalle. Pursuant to the Consent to Transfer, LaSalle consented to the sale, conveyance, assignment and transfer of membership interests in NNN Gallery Medical, LLC by NNN Gallery Medical Member, LLC to us while we agreed to assume the loan as of March 9, 2007, as described above, subject to terms and conditions set forth in the loan documents. The loan documents contain customary representations, warranties, covenants and indemnities as well as provisions for reserves and impounds.
On March 9, 2007, in connection with our acquisition of the 100% membership interests in NNN Gallery Medical, LLC, we, through our operating partnership, entered into an unsecured loan with NNN Realty Advisors, as evidenced by a promissory note in the principal amount of $1,000,000, or the Unsecured Note. The Unsecured Note matures on September 9, 2007. The Unsecured Note bears interest at a fixed rate of 6.84% per annum and requires monthly interest-only payments beginning on April 1, 2007 for the term of the Unsecured Note. The Unsecured Note also provides for a default interest rate of 8.84% per annum. Since NNN Realty Advisors is our sponsor this loan is deemed a related party loan. Therefore, the terms of the unsecured loan and the Unsecured Note were approved by a majority of our directors, including a majority of our independent directors, and deemed fair, competitive and commercially reasonable by our directors.

The material terms of the loan are qualified in their entirety by the terms of the Mortgage, Security Agreement and Fixture Filing, promissory notes, and related loan documents, attached hereto as Exhibits 10.3 through 10.6 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On March 12, 2007, we issued a press release announcing the acquisition of The Gallery Professional Building. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit No. 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Membership Interest Purchase and Sale Agreement by and between NNN Gallery Medical Member, LLC, NNN Gallery Medical, LLC and NNN Healthcare/Office REIT Holdings, L.P., dated March 9, 2007.

10.2 Membership Interest Assignment Agreement by and between NNN Gallery Medical Member, LLC, and NNN Healthcare/Office REIT Holdings, L.P., dated March 9, 2007.

10.3 Mortgage, Security Agreement and Fixture Filing by and between NNN Gallery Medical, LLC, and LaSalle Bank National Association, dated February 5, 2007.

10.4 Secured Promissory Note by and between NNN Gallery Medical, LLC and LaSalle Bank National Association, dated March 9, 2007.

10.5 Unsecured Promissory Note by and between NNN Healthcare/Office REIT Holdings, L.P., and NNN Realty Advisors, Inc., dated March 9, 2007.

10.6 Consent to Transfer and Agreement by and among NNN Gallery Medical, LLC, NNN Healthcare/Office REIT Holdings, L.P., NNN Gallery Medical Member, LLC, NNN Realty Advisors, Inc., and LaSalle Bank National Association, dated March 9, 2007.

99.1 Press Release dated March 12, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Healthcare/Office REIT, Inc.

March 12, 2007	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Membership Interest Purchase and Sale Agreement by and between NNN Gallery Medical Member, LLC, NNN Gallery Medical, LLC and NNN Healthcare/Office REIT Holdings, L.P., dated March 9, 2007.
10.2	Membership Interest Assignment Agreement by and between NNN Gallery Medical Member, LLC, and NNN Healthcare/Office REIT Holdings, L.P., dated March 9, 2007.
10.3	Mortgage, Security Agreement and Fixture Filing by and between NNN Gallery Medical, LLC, and LaSalle Bank National Association, dated February 5, 2007.
10.4	Secured Promissory Note by and between NNN Gallery Medical, LLC and LaSalle Bank National Association, dated March 9, 2007.
10.5	Unsecured Promissory Note by and between NNN Healthcare/Office REIT Holdings, L.P., and NNN Realty Advisors, Inc., dated March 9, 2007.
10.6	Consent to Transfer and Agreement by and among NNN Gallery Medical, LLC, NNN Healthcare/Office REIT Holdings, L.P., NNN Gallery Medical Member, LLC, NNN Realty Advisors, Inc., and LaSalle Bank National Association, dated March 9, 2007.
99.1	Press Release dated March 12, 2007.